Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
8. Commitments and Contingencies
Lease Obligations
In June 2022, the Company entered into an amendment to its corporate headquarters lease at 27 Drydock in Boston, Massachusetts, expanding the leased premises by approximately 18,170 square feet. The lease commencement date for the expansion premises is expected to be April 2023 and will expire in January 2036 co-terminus
with the existing lease. Total base rent payments over the life of the lease are estimated to increase by approximately $23.1 million as a result of the amendment. The amendment contains periods of free rent, annual rent increases and aggregate tenant improvement allowances of up to $2.2 million.
Purchase Obligations
On March 31, 2022, the Company entered into a four-year supply agreement with Twist Bioscience Corporation for the purchase of diverse products including synthetic DNA. The agreement is effective as of April 1, 2022 and obligates the Company to spend a minimum of $58.0 million over the four-year term with the following minimum annual commitments (each annual year is defined as April 1 to March 31): year 1 $10.0 million; year 2 $13.0 million; year 3 $16.0 million; and year 4 $19.0 million.

Legal Proceedings
The Company is not currently party to any material legal proceedings. As of each reporting date, the Company evaluates whether or not a potential loss amount or range of loss amounts is reasonably estimable and probable of being incurred and whether such amounts meet the requirements to be accrued or disclosed pursuant to ASC 450,
Contingencies
. The Company expenses costs related to such legal proceedings as incurred.

14. Commitments and Contingencies
Lease Obligations
The Company has entered into various noncancelable operating leases for office and lab space in Boston and Cambridge, Massachusetts, Emeryville, California and Utrecht, Netherlands. The leases expire on dates ranging from 2030 to 2036 and contain periods of free rent, escalating rent, tenant improvement incentives, renewal periods, and expansion options. The Company recognizes rent expense on a straight-line basis over the term of each lease, inclusive of the free rent periods and reduced by the amortization of the tenant incentives.
The Company’s headquarters and primary operations are located in the Seaport district of Boston, Massachusetts and are comprised of a number of leases across 21, 23, 25 and 27 Drydock Avenue, which represent the Company’s most significant lease arrangements. In April 2021, the Company entered into an operating lease for a new life science campus spanning two buildings that is being constructed at 1 Au Bon Pain Way and 3 Anchor Way, Boston, Massachusetts near the Company’s headquarters. The following summarizes the key terms of such leases:
21-23-25
Drydock Avenue
In March 2016, the Company entered into a noncancelable operating lease for approximately 87,000 square feet of office and lab space. The lease is comprised of five suites, the first of which was delivered to the Company in April 2016. The Company currently occupies four suites totaling approximately 70,000 square feet and the Company anticipates occupying the remaining suite in 2022. The lease contains periods of free rent, annual rent increases and tenant improvement incentives totaling $5.3 million. The lease expires in January 2030 and contains one option to extend the lease term for five years at then-market rates. The lease is secured by a $1.4 million letter of credit recorded in other non-current
assets on the Consolidated Balance Sheets.
At the time the Company took possession of the first three suites, the premises were in shell condition and required substantial work prior to occupancy. The Company was deemed the accounting owner during the construction period as the improvements constituted structural elements of the project. Accordingly, the Company capitalized the fair value of the leased space upon delivery from the landlord and recorded a corresponding lease financing obligation. The Company also capitalized the construction costs, leasehold improvements, and interest incurred during the construction period. Construction was complete, and the assets were placed in service, for the first three suites in September 2016, December 2017, and January 2019, respectively. Upon completion of the construction, the Company evaluated the lease and determined it did not meet the criteria for sale-leaseback treatment. Accordingly, the Company depreciates the capitalized assets and recognizes interest expense related to the lease financing obligation using the effective interest rate method over the lease term. For the years ended December 31, 2021, 2020 and 2019, the Company recognized $0.4 million of depreciation expense and $2.3 million of interest expense related to the lease. As of December 31, 2021 and 2020, the aggregate lease financing obligation for the capitalized suites totaled $16.5 million and $16.8 million, respectively.
27 Drydock Avenue
Beginning in December 2011, the Company entered into a series of noncancelable operating leases with the same landlord for an aggregate of approximately 130,000 square feet of office and lab space. In September 2021, the Company executed an amendment expanding the leased premises by approximately 48,000 square feet and extending the lease term by six years from January 2030 to January 2036. The Company has an option to extend the lease term for five years at then-market rates. The lease contain
s
periods of free rent, annual rent increases and aggregate tenant improvement allowances of $16.1 million. As of December 31, 2021 and 2020, the unamortized balance of the tenant improvement allowance was $10.0 million and $8.1 million, respectively. The lease is secured by a letter of credit totaling $2.9 million and $1.6 million as of December 31, 2021 and 2020, respectively, recorded in other non-current
assets on the Consolidated Balance Sheets.
1 Au Bon Pain Way and 3 Anchor Way
In April 2021, the Company entered into a noncancelable operating lease consisting of approximately 152,000 square feet of a new life science campus spanning two buildings that is being constructed on the property to be known as The Foundry at Drydock located at 1 Au Bon Pain Way and 3 Anchor Way, Boston, Massachusetts near the Company’s headquarters. The lease commencement date is estimated to be June 1, 2024 for a portion of the premises and September 1, 2024 for the remaining premises. The lease expires on the fifteenth anniversary of the lease commencement date and includes one option to extend the lease for ten years at then-market rates. In September 2021, the Company exercised its expansion option to include the entire rentable area of the primary building resulting in approximately 262,000 square feet of leased space in aggregate. Annual base rent for the first lease year will be approximately $21.6 million, subject to annual rent increases. The lease contains periods of free rent, tenant improvement allowances based on a rate per square foot and a $14.7 million letter of credit which is recorded in other non-current
assets on the Consolidated Balance Sheets. The Company has concluded that it is the deemed owner (for accounting purposes) of the buildings during the construction period. As a result, the Company has recorded $6.1 million to construction in progress in property and equipment, net and a corresponding $6.1 million lease financing obligation in its Consolidated Balance Sheets as of December 31, 2021 related to project costs incurred to date by the owner-lessor.
The Company subleases a portion of its office and lab space to Joyn and Motif. The sublease with Joyn runs coterminous with the Foundry Services Agreement (Note 20) and the sublease with Motif expires in November 2024. The Company receives approximately $0.2 million and $0.7 million per year under subleases with Joyn and Motif, respectively, and records sublease income in other (expense) income, net on the Consolidated Statements of Operations and Comprehensive Loss. As of December 31, 2021, future minimum sublease rentals under noncancelable subleases totaled $2.1 million.
Rent expense under operating leases was $17.7 million, $7.0 million and $6.1 million for the years ended December 31, 2021, 2020 and 2019, respectively. Future minimum lease payments under noncancelable operating lease agreements, inclusive of payments for the lease financing obligations, as of December 31, 2021 are as follows (in thousands):

Years Ending December 31,	Minimum Lease Payments (1)
2022	$20,600
2023	22,505
2024	33,469
2025	47,376
2026	44,092
Thereafter	517,399

Total	$685,441

(1)	Excluded from the table above is $6.1 million of other debt associated with construction in progress related to build-to-suit operating leases.
The
Company enters into certain capital leases for lab equipment used in research and development activities. Lease terms range from three to five years, may include bargain purchase options, and have fixed monthly rental payments. Future minimum lease payments under capital leases as of December 31, 2021 are as follows (in thousands):

Years Ending December 31,	Minimum Lease Payments
2022	$816
2023	681
2024	438
2025	163
2026	—
Thereafter	—

Total noncancelable payments	$2,098
Less: Imputed interest expense	(127)

Present value of future minimum lease payments	$1,971

Purchase Obligations
In September 2019, the Company executed a noncancelable collaboration agreement with Berkeley Lights, Inc. (“Berkeley Lights”), under which the Company will incorporate Berkeley Lights’ Platform into its Foundry for engineering of biotherapeutics and cell-based products and the parties will jointly develop workflows for the Company’s use of the Berkeley Lights’ Platform. Under the collaboration agreement, the Company is obligated to pay Berkeley Lights at least $109.0 million, and up to $150.0 million, over a seven year term for (i) Berkeley Lights’ efforts under the workflow development plans and for (ii) purchases of certain equipment, associated consumables, and other goods and services. The purchase obligation includes variable license fees based on usage of the Berkeley Lights’ Platform and milestone payments of up to $11.5 million upon achievement of development and regulatory milestones. All such license fees and milestone payments are applied against the minimum purchase commitment. The minimum purchase commitment will increase to $150.0 million if Berkeley Lights achieves certain performance targets.
For contract years one and two, which represents an
18-month
period, the minimum purchase commitments must be met each year. For contract years three through seven, the minimum purchase commitment is measured on a cumulative basis with any excess applied towards the next years’ minimum. Minimum purchase commitments for the remaining contract years of the collaboration agreement are as follows (in thousands):

Contract Years	Minimum Purchase Commitment
October 1, 2020 - March 31, 2022	15,000
April 1, 2022 - March 31, 2023	14,000
April 1, 2023 - March 31, 2024	17,500
April 1, 2024 - March 31, 2025	17,500
Thereafter	35,000

Total	$99,000

In March 2018, the Company entered into a noncancelable supply agreement with Twist Bioscience Corporation (“Twist”), a supplier of synthetic DNA. Under the supply agreement, the Company is obligated to purchase specified volumes of synthetic DNA subject to quarterly minimums over a four year term. Products purchased that contribute to the quarterly minimums can vary based on the Company’s discretion and the minimums can be adjusted up or down based on certain scenarios. During the years ended December 31, 2021, 2020 and 2019, the
Company incurred

$
8.9
million, $
10.4
million and $
8.3
 million, respectively, of research and development expenses under its supply agreement with Twist.
Indemnification Agreements
The Company enters into standard indemnification agreements and has agreements with indemnification clauses in the ordinary course of business. Under such arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified party for losses suffered or incurred by the indemnified party, who are generally the Company’s business partners. The terms of these indemnification arrangements are generally perpetual and effective any time after contract execution. The maximum potential liability resulting from these indemnification arrangements may be unlimited. The Company has never incurred costs to defend lawsuits or settle claims as a result of such indemnifications and the Company is not aware of any indemnification arrangements that could have a material effect on its financial position, results of operations or cash flows, and it has not accrued any liabilities related to such obligations as of December 31, 2021.
Legal Proceedings
The Company is not currently party to any material legal proceedings. As of each reporting date, the Company evaluates whether or not a potential loss amount or range of loss amounts is reasonably estimable and probable of being incurred and whether such amounts meet the requirements to be accrued or disclosed pursuant to ASC 450,
Contingencies
(“ASC 450”). The Company expenses costs related to such legal proceedings as incurred.
Registration Rights
In connection with the closing of the Business Combination, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) among the Company, SRNG and certain Old Ginkgo stockholders. Pursuant to the Registration Rights Agreement, the Company will be required to register for resale securities held by the stockholders. The Company will have no obligation to facilitate more than two demands per calendar year for each of the SRNG or the Ginkgo Holders (as defined in the Registration Rights Agreement) that the Company register such stockholders’ securities. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by the Company. The Company will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.